                         [KPMG Peat Marwick LLP LETTERHEAD]


                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Fortis Money Portfolios, Inc.:


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.



                                        /s/ KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP


Minneapolis, Minnesota
January 28, 1998